UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2009

UNR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-23712 (Commission File Number)	02-0755762 (IRS Employer Identification No.)	Colorado (State or Other Jurisdiction of Incorporation)

301 East Pine Street, Suite 150, Orlando, FL (Address of Principal Executive Offices)	32801 (Zip Code)

(407) 210-6541 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

         (a) On December  30, 2009, at the recommendation of the Audit Committee of the Company's Board of Directors, the Board of Directors of the Company accepted the resignation of Wiener, Goodman & Company, P.C., its independent registered public accounting firm. On the same date, December 30, 2009, the accounting firm of CJSC BDO UNICON, a member firm of BDO International, was engaged as the Company's new independent registered public accounting firm, to audit the Company’s financial statements for its fiscal year ended December 31, 2009. From August 14, 2006, the date that the firm of Wiener, Goodman & Company, P.C. was engaged, to the present time, or any other period of time, the reports of Wiener, Goodman & Company, P.C. on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2007 and 2008, and any subsequent interim period through December 30, 2009, there were no disagreements with Wiener, Goodman & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wiener, Goodman & Company, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years ended December 31, 2007 and 2008, and any subsequent interim period though December 30, 2009.

The Company has requested that Wiener, Goodman & Company, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

(b) On December 30, 2009, the Company engaged CJSC BDO UNICON as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted CJSC BDO UNICON regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.	Letter on change in certifying accountant from Wiener, Goodman & Company, P.C.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2010	UNR Holdings, Inc. (Registrant)

	By:	/s/ Alexey Kim
Alexey Kim,
Chief Executive Officer